UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 29, 2024

Enviva Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37363	46-4097730
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7272 Wisconsin Ave. Suite 1800 Bethesda, MD	20814
(Address of principal executive offices)	(Zip code)

(301) 657-5560

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	EVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

As previously disclosed, on March 12, 2024, Enviva Inc., a Delaware corporation (the “Company”) and certain subsidiaries of the Company (collectively, the “Debtors”) filed voluntary petitions (the “Bankruptcy Petitions”) for reorganization under Chapter 11 (“Chapter 11”) of Title 11 of the United States Code in the United States Bankruptcy Court for the Eastern District of Virginia (the “Bankruptcy Court”). The Company also filed motions with the Bankruptcy Court seeking joint administration of the Debtors’ cases under the caption In re Enviva Inc., et al., Case No. 24-10453 (the “Chapter 11 Cases”). On May 29, 2024, the Debtors filed with the Bankruptcy Court their monthly operating reports for the period beginning April 1, 2024 and ending April 30, 2024 (the “Monthly Operating Reports”). The Monthly Operating Reports relate to the Debtors and exclude any non-Debtor affiliates.

The Monthly Operating Reports and other filings with the Bankruptcy Court related to the Chapter 11 Cases are available on the docket of the Chapter 11 Cases which can be accessed via PACER at https://www.pacer.gov. These court filings and additional information about the Chapter 11 Cases are also available for free on the website maintained for the Company by its claims and notice agent, Kurtzman Carson Consultants LLC, located at www.kccllc.net/enviva or by calling (877) 499-4509 (U.S. / Canada) or (917) 281-4800 (international). The information on this website is not incorporated by reference into, and does not constitute part of, this Current Report on Form 8-K.

The information contained in this Item 7.01 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. The filing of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information required to be disclosed solely by Regulation FD.

Cautionary Note Regarding the Monthly Operating Reports

The Company cautions investors and potential investors not to place undue reliance on the information contained in the Monthly Operating Reports, which were not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Monthly Operating Reports are limited in scope, cover a limited time period, and have been prepared solely for the purpose of complying with the monthly reporting requirements of the Bankruptcy Court. The Monthly Operating Reports were not audited or reviewed by independent accountants, were not prepared in accordance with generally accepted accounting principles in the United States, are in a format prescribed by applicable bankruptcy laws or rules, and are subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Operating Reports are complete. The Monthly Operating Reports also contain information for periods which are shorter or otherwise different from those required in the Company’s reports pursuant to the Exchange Act, and such information might not be indicative of the Company’s financial condition or operating results for the period that would be reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act. Results set forth in the Monthly Operating Reports should not be viewed as indicative of future results.

Item 9.01.	Financial Statements and Exhibits.

Exhibits.

EXHIBIT NUMBER	DESCRIPTION
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

ENVIVA INC.

Date: May 29, 2024	By:	/s/ Jason E. Paral
	Name:	Jason E. Paral
	Title:	Executive Vice President, General Counsel, and Secretary

3